No. XX XXX XXX
                                                  ------------------------------

                    APPLICATION FOR AN ANNUITY CONTRACT

                    [ ] PRUDENTIAL'S VARIABLE INVESTMENT PLAN SERIES or
                    [ ] PRUDENTIAL'S FIXED INTEREST PLAN SERIES

Please make check payable to Prudential and mail the check and application to:
The Prudential Insurance Company of America, P.O. Box 2925, Phoenix, AZ 85062.

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1a.  Proposed Annuitant's name (Please Print)

     John Doe

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1b.  Date of Birth                      Age

     Mo        Day       Yr
     7         15        50             35

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2.   Sex

      M         F
     |X|       |_|

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3.   Social Security No.

     XXX/XX/XXX

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4.   Proposed Annuitant's home address

                                                              Name
                                                               of
     No. 15   Street Blank Street   City Name of City   State State   Zip XXXXX
         --          ------------        ------------         -----       -----

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5a.  Name of Employer
     (not applicable to individual IRAs)


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5b.  Employer Soc Sec #
     or Tax ID #


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5c.  Name of any Trustee or Administrator
     (if different from Employer)


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5d.  Address for Communications and Billing:

     If mail is to be sent to |_| Employer |_| Trustee or Administrator, please furnish:

     No. __   Street ____________   City ____________   State _____   Zip _____

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6.   Under what type of Qualified Plan or Program is the contract being applied for? (CHECK ONE)

     |_| IRA - Individual Retirement Annuity

     |_| IRA - SEPP (Plan Name) ________________________________________________

         _______________________________________________________________________

     |_| HR - 10/Keogh - Self Employed Plan (name)* ____________________________

         _______________________________________________________________________

     |_| Corporate plan (name)* ________________________________________________

         _______________________________________________________________________

     |_| Tax Deferred Annuity (Public School)

     |_| Tax Deferred Annuity (Non-profit Organization)

     * Please attach appropriate adoption agreement or Determination Letter where applicable.

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7.   AMOUNT PAID WITH APPLICATION?      $ XX,XXX.XX         |_| None
                                        -----------

     For IRA Only:  Is this amount a rollover from a qualified plan?
          |_| Yes |_| No (if yes, attach Form Ord 8 1953A)
          Calendar year(s) for which payment is to be adopted

     (If for more than one year is stated, specify amount for each year) Use remarks section, if necessary.

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8.   INVESTMENT SECTION - Complete only if you are applying for a Variable
     Investment Plan
     Select one or more: (All % allocations must be expressed in whole numbers)

     [ ] Bond                                      20%
                                                  ----
     [ ] Money Market                              20%
                                                  ----
     [ ] Common Stock                              20%
                                                  ----
     [ ] Aggressively Managed Flexible             20%
                                                  ----
     [ ] Conservatively Managed Flexible           20%
                                                  ----
     [ ] Fixed Account                               %
                                                  ----
     [ ] Other                                       %
                                                  ----
          TOTAL INVESTED                          100%
                                                  ====

     Any future purchases will be allocated in the same percentage(s) as above unless specific instructions to change the allocations are submitted.

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9.   BILLING SCHEDULE (not applicable to individual IRAs

     |_| Single Purchase Payment

     |_| Periodic Purchase Payment Amount $__________

     To be paid     |_| Annually        |_| Semi-annually

                    |_| Quarterly       |_| Monthly


     Beginning _________________________  _________________________
                         Month                      Day

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10.  ANNUITY COMMENCEMENT DATE

     Annuity payments to begin on the first day of ____________ ____________
                                                      Month         Day

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11.  BENEFICIARY DESIGNATION

     Primary (Class 1)  Mary Doe
             -------------------------------------------------------------------

     Relationship to                              Date of
     Annuitant        Wife                        Birth    7/10/55
              ----------------------------------        ------------------------

     Contingent (Class 2)
                ----------------------------------------------------------------

     Relationship to                              Date of
     Annuitant                                    Birth
              ----------------------------------        ------------------------

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12.  Will the annuity applied for replace any existing annuity or life
     insurance? |_| Yes |X| No  If yes, please furnish details:

     Name of Insured ___________________________________________________________

     Insurance Company _________________________________________________________

     Policy Number(s) __________________________________________________________

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13.  REMARKS OR SPECIAL REQUESTS




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VAQ 201 Ed 9/86 - Pension V.A.

                            Supplementary Information
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NOTE: If unable to obtain an answer to D, E, and F, print "NR" (no response)
      immediately following the question and estimate the answer to the extent possible.
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1.   COMPLETE THE FOLLOWING INFORMATION REGARDING THE PURCHASER (To be Completed
     by writing agent or Registered Representative)

     A.   Occupation* __________________________________________________________
                          *If in the securities business, record the name and
                           address of the employer here:

          ______________________________________________________________________

     B.   Marital Status _______________________________________________________

     C.   Number of Dependents _________________________________________________

     D.   Estimated Family Income ______________________________________________

     E.   Estimated Amount of Family Investments and Savings ___________________

     F.   Amount of Insurance on Purchaser's Life ______________________________

     G.   Source of Investment _________________________________________________

     H. Do you have, from any source, facts that the proposed Purchaser may replace or change any current insurance or annuity in any company? [ ]Yes [ ]No If Yes, please furnish details.

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2.   COMPLETE IN THE CASE OF A SALE TO A PENSION OR PROFIT SHARING PLAN OR SEPP
     IRA
     (To Be Completed By writing agent or Registered Representative)
     The writing agent or Registered Representative recommending the sale of this contract is affiliated with Prudential as a

     _____ District Agent               _____ Salaried Employee

     _____ Special Agent                _____ Broker

     _____ Representative under the standard contract, part-time special agent's contract, part-time special agent's contract for full-time agents retired under the Company's Plan, or an agent emeritus contract.

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3.   ACKNOWLEDGEMENT OF PURCHASER

OWNERSHIP: Unless otherwise asked for above, the owner of the contract will be as required by the applicable retirement plan. If there is no such plan, the owner will be (1) the applicant if other than the proposed Annuitant, or else
(2) the proposed Annuitant. In either case, any limitations required by the retirement plan or program will be part of in the contract.

If this application is for a Variable Investment Plan, I understand that: (1) payments and values are based on the investment experience of a separate account; and, (2) they may vary and are not guaranteed as to fixed dollar amount. I have received the current prospectus for (1) a variable annuity contract of Prudential's Variable Investment Plan; (2) The Prudential Series Fund, Inc., and, if applying for an IRA, the IRA disclosure material.

I have read the Section in the prospectus titled "ERISA Disclosure" and conclude that the representative recommending these contracts and I do not have a proscribed relationship. Check here if a Statement of Additional Information is desired. |_|


Application made at:                         Signature of Proposed Annuitant


STATE Name of City and State                              John Doe
      ------------------------------------   -----------------------------------
                                                    Signature of Purchaser
                                             (if other than proposed Annuitant)
DATE Oct. 1, 1986
      ------------------------------------   -----------------------------------
                                             (If applicant is a firm or
                                             corporation, show that company's
                                             name)

WITNESS: Richard Roe                         BY
         ---------------------------------      --------------------------------
         (Writing Agent or Representative)      (Signature and title of officer
                                                signing for that Company)

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To be Completed by Writing Agent or          To be Completed by Registered
Registered Representative                    Representative
(Pruco Securities)

________________________________________     ___________________________________
NAME AND TITLE -- Please Print               NAME -- Please Print

________________________________________     ___________________________________
CONTRACT NO.       OFFICE CODE      RHO      CONTRACT NO.       OFFICE CODE

_______________________(____)___________     __________________(____)___________
OFFICE                 PHONE NO.             BRANCH OFFICE     PHONE NO.

================================================================================
VAQ 201 Ed 9/86 -- Pension V.A.